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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2003




                            MERRIMAC INDUSTRIES, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                   0-11201                     22-1642321
         --------                   -------                     ----------
(State of incorporation)  (Commission File Number)            (IRS Employer
                                                          Identification Number)



               41 Fairfield Place, West Caldwell, New Jersey 07006
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                    (Address of Principal Executive Offices)




                  Registrant's telephone number: (973) 575-1300



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Item 7. Financial Statements and Exhibits

         (c) Exhibits.

99.1     Press release issued by Merrimac Industries, Inc. dated April 21, 2003

Item 9. Regulation FD Disclosure

         This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On April 21, 2003, Merrimac Industries, Inc. issued a press release announcing year end financial earnings results. A copy of this press release is attached as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 22, 2003

                                        MERRIMAC INDUSTRIES, INC.

                                        By: /s/ Robert V. Condon
                                        --------------------------------
                                        Name: Robert V. Condon
                                        Title: Vice President, Finance and
                                        Chief Financial Officer